Exhibit 2.1

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4)
And 240.24b-2

BUSINESS TRANSFER AGREEMENT

between

Biofrontera Discovery GmbH
Waldhofer Str. 104, D-69127 Heidelberg, Germany
(„Seller”)

and
EQUITY Neunte Vermögensverwaltungs GmbH
(künftig: Discovery Partners International GmbH)
Kaiser-Joseph-Straße 284, D-79098 Freiburg, Germany
(“Buyer”)

and

Biofrontera AG
Hemmelrather Weg 201, 51377 Leverkusen, Germany
(„Seller’s Guarantor”)

and

Discovery Partners International AG
Gewerbestrasse 16 CH-4123 Allschwil, Switzerland
(„Buyer’s Guarantor”)

THIS AGREEMENT is made the 22th day of April 2005 by and between

Biofrontera Discovery GmbH, having its registered office at Waldhofer Str. 104, D-69127 Heidelberg, registered with the commercial register of the local court of Heidelberg under docket number HRB 7510 (“Seller”) and Discovery Partners International GmbH, having its registered office at Freiburg, registered with the commercial register of the local court of Freiburg under docket number HRB 7508 (“Buyer”).

W I T N E S S E T H

WHEREAS, Seller conducts, inter alia, a business which consists of provision, isolation, identification, scale-up and derivatisation of natural compounds at its premises located in Heidelberg, Waldhofer Straße 104, Germany;

WHEREAS, Buyer is a company whose activity consists of drug discovery services, systems and products, including developing, manufacturing and wholesaling of natural compounds and natural compound derivates;

WHEREAS, Discovery Partners International, Inc., the ultimate parent of Buyer, and Biofrontera AG, the sole shareholder of Seller, entered into a Binding Term Sheet on February 18, 2005 regarding the sale of 100 % of the share capital of the Seller;

WHEREAS, Discovery Partners International, Inc., Seller and Biofrontera AG have agreed on March 21, 2005 to extend the Binding Term Sheet and to change the object of the purchase (Kaufgegenstand) from originally 100% of the shares of the Seller into substantially all of the assets of the Seller;

WHEREAS, Buyer wishes to purchase the Seller’s Business by acquisition of substantially all of the assets and liabilities of Seller, as described in more detail in this Agreement, pertaining to the Business (as defined below) from Seller, and Seller wishes to sell and transfer all such assets and liabilities to Buyer, upon the terms and subject to the conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements contained in this Agreement, Seller and Buyer agree as follows:

1.              DEFINITIONS

The following terms, as used in this Agreement, have the meanings indicated below. Terms defined in the singular include the plural, and vice versa. Terms defined in one gender include all other genders as applicable.

(1)           “Agreement” means this Agreement and its Exhibits and any agreed modifications thereto after the date of the execution of this Agreement.

(2)           “Business” means Seller´s business which consists of provision, isolation, identification, scale-up and derivatisation of natural compounds at its premises located in Heidelberg, Waldhofer Straße 104, Germany.

(3)           “Completion Date” means 22th April 2005.

(4)           “Contract” means any contract or declaration and understanding purporting to create a contractual obligation.

(5)           “Customer Contracts” shall mean the agreements listed in Exhibit 4.1.

(6)           “Employees” means all employees of Seller listed in Exhibit 6.1.

(7)           “Excluded Assets” means the following assets of Seller:

(a)           All refunds of taxes with respect to any pre-completion tax period;

(b)           All Contracts other than Transferred Contracts;

(c)           All claims against vendors or suppliers of Seller for refunds or credits with respect to goods delivered or services performed prior to the

Completion Date, except to the extent included in prepaid expenses; and

(d)           Seller’s receivables (Forderungen) arisen before February 1, 2005 insofar as nothing else has been expressly stipulated in this Agreement;

(e)           All materials, supplies, finished and semi-finished goods, protocols and intellectual property rights solely related to the Excluded Projects as provided to or executed for the respective customers of Seller until 31 January 2005;

(f)            All receivables, if any, against Biofrontera AG or any of its subsidiaries.

(8)           “Excluded Liabilities” means the following liabilities of Seller:

a)           Intercompany loans made by Biofrontera AG to Seller;

b)           All liabilities and/or obligations of the Seller relating to the Business that came into existence and become due before the Completion Date to the extent not provided for otherwise in Section 6 of this Agreement and unless they came into existence after January 31, 2005 and have been authorized by Buyer;

c)           All liabilities and obligations relating to the Excluded Projects.

(9)           “Excluded Projects” means the following projects listed in Exhibit 1.9: [    ***    ] and [    ***    ], to the extent that the related services have been provided or executed and paid for until 31 January 2005. For all follow-up work with respect to these Excluded Projects new agreements between the Parties are required.

(10)         “Party” or “Parties” shall mean Seller and/or Buyer.

(11)         “Permits” shall mean those authorizations, licenses, approvals, registrations, certifications, permits, consents and exemptions submitted to or granted to Seller in Germany by any national or local authorities or regulatory agency for the purpose of allowing the manufacture, sale, distribution, importation or exportation of the Products.

(12)         “Person” means an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

(13)         “Product(s)” shall mean all products of the Business.

(14)         “Purchase Price” means the purchase price for the Business and Sold Assets as defined in Section 7.

*** Confidential Treatment Requested

(15)         “Sellers Knowledge” shall solely encompass the actual knowledge of Dr. Iris Gruen-Wollny, Prof. Dr. Hermann Luebbert, Dr. Friedrich Hansske, Mr Sven Hoeck, as of the signing of this Agreement.

(16)         “Sellers Liability Cap” shall mean an amount of € [    ***    ] (in words: Euros [    ***    ]).

(17)         “Sold Assets” has the meaning ascribed to it in Section 2.1 except to the extent included in Excluded Assets and the Excluded Liabilities.

(18)         “Sold Intellectual Property” means any and all patents, patent applications (pending or in progress), trademarks, trademark applications (pending or in progress), trade names and logos, design models, design model applications (pending or in progress), utility models, utility model applications (pending or in progress), copyrights, copyright applications (pending or in progress), rights to data bases, inventions, trade secrets, technology and know-how, and any other intellectual property rights which are owned by Seller and which relate to the Business, provided however, that they do not relate to the Excluded Projects.

(19)         “Transferred Contracts” means those Contracts listed in Exhibits 4.1, 4.2 and 5.1.

2.              SALE AND TRANSFER

2.1             Subject to the terms and conditions of this Agreement, Buyer hereby purchases and accepts from Seller, and Seller hereby sells (verkaufen), transfers (übereignen), conveys (abtreten) and delivers (übergeben) to Buyer, the Sold Assets. The Sold Assets include all objects previously used by the Seller in the Business of the Seller insofar as nothing else is expressly stipulated, including but not necessarily limited to

(a)            all movable and tangible fixed assets (bewegliches Anlagevermögen) of Seller including without limitation machinery, technical equipment and other operating equipment, laboratory equipment, the vehicle fleet, office equipment and office supplies, IT equipment, computers, printers, copiers, telecopiers, and other IT periphery, furniture, fixtures, data media, together with all manuals relating thereto, used in the Business, which, for the avoidance of doubt, includes without limitation those assets that are located in the premises of the Seller at Waldhofer Straße 104 in Heidelberg and those assets listed in Exhibit 2.1 (a).

(b)           all inventories of Seller as of the Completion Date including without limitation the ones that are located at the premises of Seller at Waldhofer Straße 104 in Heidelberg, i.e., raw materials, supplies and consumables required for the Business as well as unfinished, semi-finished and finished goods, including crude extracts from microbial sources, sub-fractions and pure compounds,

*** Confidential Treatment Requested

production, isolation and de-replication procedures and derivatised compounds, including syntheses protocols as listed in Exhibit 2.1 (b).

(c)           to the extent that the following rights described in this subsection (c) are lawfully transferable and/or conveyable by Seller, all expectant rights (Anwartschaftsrechte) for objects located at the premises of Seller at Waldhofer Straße 104 in Heidelberg not covered by Sections 2.1(a) and (b) above and delivery rights (Übertragungsansprüche) for goods that had been ordered by Seller but have not been delivered as of the Completion Date;

(d)           all Transferred Contracts, to the extent that there shall be excluded from the purchase and sale and the conveyance and acceptance of the Transferred Contracts by this Agreement any Contract that is not assignable or transferable without the consent of any Person other than Seller, to the extent that such consent shall not have been given prior to the Completion Date, provided however, that each of the Seller and the Purchaser shall have the continuing obligation after the Completion Date to use their best efforts, to the extent commercially reasonable, to endeavor to obtain all necessary consents to the assignment thereof, provided further, that Seller shall not be required to commence any litigation or offer to grant any material accommodation (financial or other wise) to any Person;

(e)            the Sold Intellectual Property;

(f)            all relevant and material business records and files relating to the Business, including data relating to customers and suppliers of the Business that are in the possession of Seller, including without limitation sales records, customer files, data bases and account histories, to the extent no longer required by Seller to be retained according to the requirements of a prudent and diligent merchant (sorgfältiger und gewissenhafter Kaufmann), in which case copies shall be provided to Buyer by Seller upon request;

(g)           all scientific, engineering, manufacturing, test and quality control data relating to past, present and planned products of Seller, transferable software, supplier and customer relations (including all customer lists and price lists) to the extent that they exclusively relate to the Business and that are not part of the Excluded Projects;

(h)           all Permits to the extent that they relate to the Business and are transferable to Buyer;

(i)            advanced payments received in connection with Transferred Contracts to the extent such payments are received for goods or services not delivered or performed as of January 31, 2005;

(j)            all R&D and manufacturing documents, drawings, operating regulations, and other documents (brochures, advertising materials, price lists, documentation of the sales and distribution organization, marketing and materials acquisition, customer and supplier lists, etc.) in possession of Seller as well as any and, to the extent lawfully transferable by Seller, all usufructuary rights (Nießbrauchsrechte) to any intellectual property rights of third Parties throughout the world to copy, brochures, films, videos and other recorded plans, drawings or any other works;

(k)           to the extent not otherwise described above, all other tangible and intangible assets owned and used by Seller solely in connection with the Business, including without limitation any asset which has been fully depreciated or written off.

2.2             For the avoidance of any doubt, Buyer does not purchase or accept from Seller, and Seller does not sell, transfer, convey or deliver to Buyer, any of the Excluded Assets or ownership title of any assets not owned but used by the Seller in connection with the Business as shown on Exhibit 2.2.

2.3             Upon obtaining the third party consent described in Section 2.1(d) such contract, if otherwise included in the Sold Assets, shall be transferred and assigned to Buyer hereunder.

2.4             To the extent that any Sold Assets are in the possession of third parties, Seller hereby assigns (abtreten) to Buyer, who accepts such assignment, all rights and claims against such third parties for the delivery (Herausgabe) of those Sold Assets. To the extent that separate or particular documents or instruments or any other steps are required or useful to effect or document the transfer of the Sold Assets to Buyer pursuant to this Agreement, the Parties agree to execute all such documents and instruments and take reasonable steps promptly upon request by any party.

2.5             The transfer, conveyance and delivery of the Sold Assets and the assignments pursuant to Section 2.4 shall only become effective as of the Completion Date, and, additionally, shall be subject to the condition precedent of payment and credit of the Purchase Price at Seller’s account as stated in Section [7.3] of this Agreement.

2.6             Possession, use and liabilities of the Sold Assets as well as the risk of loss or damage will pass to Buyer as of the Completion Date.

3.              ASSUMED LIABILITIES

3.1             From and after the Completion Date, Buyer hereby assumes and will timely perform and discharge, all liabilities and obligations with respect to the Business, or the ownership or use of the Sold Assets, having their cause in and being attributable to periods beginning on or after the Completion Date as well as any obligations pursuant to Section 6 of this Agreement, except for the Excluded Assets and the Excluded Liabilities. If any of Seller’s customers assert any claims against Buyer because of Products delivered or services rendered prior to the Completion Date, Seller shall indemnify and hold Buyer harmless against said claims.

3.2             Otherwise, Buyer does not assume any liabilities and/or obligations attributable to periods before the Completion Date. However, for the avoidance of doubt, this does not apply with regard to obligations and/or liabilities arising out of the leasing agreements between Seller and CommerzLeasing und Mobilien GmbH, D-40010 Düsseldorf, for the lease of a screening robot and ten bioreactors. Seller shall hold Buyer harmless and indemnify Buyer for all liabilities and obligations which are not assumed by Buyer unless such liabilities or obligations have been executed with Buyer’s approval on or after February 1, 2005.

4.              CONTRACTS WITH CUSTOMERS

4.1             Seller shall transfer to Buyer on the Completion Date all Customer Contracts and/or offers made to customers that Seller has not started to process as of January 31, 2005. Seller will together with Buyer make best effort, to the extent commercially reasonable, to obtain the consent of customers to the transfer of the Customer Contracts. If a Customer Contract cannot be assigned to Buyer because the required consent of another Person cannot be obtained, Buyer shall, as between the Parties, assume and perform the contractual obligations for Seller. Seller will provide to Buyer the benefits of that Transferred Contract that is assumed and performed by Buyer, and enforce for the account and benefit of Buyer and at Buyer’s expense any rights of Seller arising from such Transferred Contract against third Parties (including the right to terminate in accordance with the terms of the respective contract at the request of Buyer). Any payments received on account by Seller will be paid to Buyer. Claims arising from goods or services that have been invoiced prior to the Completion Date but not delivered or performed up to the Completion Date will be assigned to Buyer by Seller.

4.2             In the case of contractual obligations that have been commenced as of the Completion Date but are unlikely to be fulfilled by that date, the corresponding contracts are listed in Exhibit 4.2. The conditions of Section 4.1 apply to these contracts accordingly. Buyer grants to Seller and Seller´s Guarantor a free, exclusive, worldwide license and the right to claim patents for the use of cyclosporine derivates for CNS indications on the basis of the data produced by Seller´s Guarantor or its affiliates prior to 1 February 2005. For the avoidance of doubt, buyer is entitled to claim compound of matter patents on the same derivatives and develop and market them in all other indications. Both Parties shall be entitled to sub-license. The financial conditions will be agreed in a separate agreement in good faith.

4.3             In the case of performance of contractual obligations fulfilled entirely by Seller, the corresponding contracts shall not be assigned to Buyer. However, all Intellectual Property Rights or other rights that may have been generated from such contracts, shall be transferred to Buyer in so far as these rights still exist and to the extent not related to the Excluded Projects.

5.              OTHER CONTRACTUAL OBLIGATIONS

5.1             Buyer shall assume the rights and obligations arising from those contracts listed in Exhibit 5.1 as of the Completion Date, in which case, however, Buyer shall assume only those rights and obligations arising or being invoiced after January 31, 2005. Seller shall turn over to Buyer originals or copies of all documents pertaining to any such contracts.

5.2             The Parties to the Agreement shall cooperate for the purpose of obtaining the consent of the respective signatories to assignment of the contracts. In the event it should prove impossible to obtain such consent, each of the Parties agrees to inform the respective other party accordingly without delay. In any such case, Seller shall with the consent of Buyer either

a)     continue to act as contractual partner for the Buyer for the benefit and account of Buyer in accordance with the Buyer’s instructions against complete reimbursement of all costs, or

b)    terminate the contract at Buyer’s expense at the earliest possible time.

5.3             The consent to the transfer of the contracts listed in Exhibit 5.3 has been granted at the signing of this Agreement.

6.              EMPLOYEES

6.1             Seller will employ the Employees listed in Exhibit 6.1 on the day of the signing of this Agreement. This list includes Employees´ complete names, birth dates, hiring dates, benefits, bonuses, types of employment agreement, place of performance of services, annual incentives, other bonuses, pensions and gross annual salaries. Employees who are disabled, people liable for military service, and employees on parental leave will be identified accordingly. The Parties are in agreement that pursuant to Section 613 a German Civil Code the employment relationships of the Employees listed in Exhibit 6.1, including all rights and duties arising from the employment relationships with the Employees, transfer to the Buyer by operation of law as of the Completion Date.

6.2             Both Parties have informed the Employees in accordance with Section 613 a para. 5 German Civil Code about the transfer of business in a letter signed by both Parties. In this letter, the Employees have been told in writing that, if they do not wish to continue the employment relationship with the Buyer, they must object to the automatic transfer of the employment relationship to the Buyer in writing to the Buyer or Seller within one month following the receipt of the information letter. In case of objections on the part of the Employees, the respective party receiving the objection will inform the other party immediately.

6.3             Seller agrees to meet all obligations towards Employees up to the Completion Date and Buyer in respect of all periods thereafter. Buyer shall not be liable for the non-compliance by Seller with Seller’s employment contracts or applicable labor law prior to the Completion Date or for Seller’s obligations related thereto (including but not limited to social security and tax obligations). Neither shall Seller be liable for the non-compliance of Buyer with the terms and conditions of employment of the Employees and/or applicable labor law relating to periods after the Completion Date; this also applies to any changes after the Completion Date to any term of employment and/or the termination of employment of an Employee.

6.4             Buyer shall be liable for any holiday accrued in 2005, also relating to periods prior to the Completion Date, without being entitled to any compensation against the Seller. For the avoidance of doubt the wages of the Employees listed in Exhibit 6.1 for April 2005 shall also be borne by the Buyer.

6.5             Seller shall hold Buyer harmless and indemnify Buyer for all obligations arising out of employment contracts with employees (including, but not limited to, former employees) not listed in Exhibit 6.1.

7.              PURCHASE PRICE

7.1             In consideration for the sale, transfer, and assignment of the Sold Assets and for the Business, Buyer shall pay Seller € 980.000 ,- (in words: Euros nine hundred eighty thousand) (the “Purchase Price”), plus any applicable VAT.

7.2             The payment of € [    ***    ], (in words: Euros [    ***    ]) has already been made by the Buyer´s Guarantor and is hereby accepted as allowable prepayment to the Purchase Price. The remainder of the Purchase Price, i.e. € [    ***    ] (in words: Euros [    ***    ]) shall be made on the Completion Date into Seller’s account as specified in Section 7.3 of this Agreement by way of irrevocable wire transfer - to be credited the next day free of any costs and fees for Seller.

7.3             The Purchase Price shall be paid via bank transfer order to the following account of Seller:

Deutsche Bank, IBAN-code: [    ***    ]

SWIFT-code: [    ***    ]

7.4             If the Buyer is in default (Verzug) of payment with regard to the Purchase Price, the Purchase Price shall bear interest at a rate of [    ***    ] per cent over the one month rate EURIBOR p.a. as of the next bank working day after the first date of default, commencing as of the first day of the default through and including the last day of the time the Buyer is in default.

7.5             Any right of the Buyer to set off and/or to withhold any payments due under this Agreement is hereby expressly waived and excluded except for claims which are undisputed or res iudicatae.

7.6             As security for all obligations and liabilities of Buyer towards Seller and/or the Sellers´s Guarantor arising out of this Agreement (including costs, interest, expenses

***Confidential Treatment Requested.

and other ancillary claims), Seller hereby transfers to Buyer all rights related to 2 [    ***    ] (Patent Nr. [    ***    ] and [    ***    ]) and patent applications and all rights to [    ***    ] and [    ***    ] owned by Biofrontera Pharmaceuticals GmbH as well as corresponding patent applications to be filed. The security transfers granted in this Section 7.6 shall automatically expire and become void after expiry of the warranty term as laid down in Article 9.6 if no claims have been made by Buyer. The Buyer hereby accepts the transfer.

8.              REPRESENTATIONS AND WARRANTIES

8.1             Seller represents and warrants to Buyer by way of an independent promise of guarantee pursuant to Section 311 para. 1 BGB (Selbständiges Garantieversprechen im Sinne des § 311 Abs. 1 BGB) subject to the requirements and limitations provided for in this Agreement that the following statements are true and correct. All representations and warranties refer to the date of the signing of this Agreement unless expressly indicated otherwise.

a)       Seller has the legal power to transfer valid title in the Sold Assets to Buyer at the Completion Date. The Sold Assets listed in Section 2.1 (a) and (b) are sold free and clear of liens of any kind such as pledges, security interests or encumbrances of any kind unless stated otherwise in Exhibit 2.1 (a) or Exhibit 2.1 (b).

b)       There are no actions, suits, proceedings, orders or investigations pending or, to the Seller’s Knowledge, threatened against Seller in respect of the Business, and there are no injunctions, decrees or unsatisfied judgments outstanding against or relating to the Business.

c)       Seller has conducted and shall continue to conduct and operate the Business, in the ordinary course, until the Completion Date. The Business has been carried out on a normal basis and Seller has not disposed of any of their assets other than in the normal course of business or effected any distribution of their assets or made any loan or other payment other than in the normal course of business.

d)       All the information related to the employees set forth in Exhibit 6.1 is complete and accurate in all aspects contained in the Exhibit at the Completion Date.

e)       To the Seller’s Knowledge, Seller has neither committed a violation nor received during the last three (3) years notice of any violation of any applicable labor law, regulation, or ordinance that affects the Business.

f)        There are no judicial labor law proceedings (arbeitsgerichtliche Verfahren) pending or threatened in writing with any of the Employees of Seller.

g)       Seller has not entered into any new employment or collective bargaining Agreement, consulting Agreement or service Agreement of any kind with any employee or with the Employees or effected any increase in the rate of compensation or the benefits payable or to become payable to any Employee.

***Confidential Treatment Requested.

h)       On signing of the Agreement, no Employees of the Seller have announced to Seller that they intend to object to the transfer of the employment relationship to Buyer after Completion.

i)        Exhibits 4.1, 4.2 and 5.1 set forth all of the material contracts necessary to enable Buyer to operate the Business in substantially the same manner after the Completion Date as it is currently being operated.

j)        To the Seller’s knowledge, all of the Transferred Contracts have been entered into in the ordinary course of business and are valid and in full force and effect. To the Seller’s Knowledge, Seller has not received any claim of breach or default by any party to such Transferred Contracts and there does not exist any event which would excuse performance by any such party or would constitute a default or breach by Seller, or by any other Person thereto. On signing of the Agreement, Seller has no knowledge of the invalidity of or grounds for rescission, avoidance or repudiation of any Transferred Contract or other transaction to which Seller is a party and has received no notice of any intention to terminate any such Agreement or repudiate or disclaim any other transaction.

k)       Seller has not entered into any Contracts with customers in which a warranty period of more than 24 months was agreed. Seller has not made any representations or given any guarantees which could give rise to any claims which go beyond the statutory warranty claims. Exempted from this clause (k) are all contracts listed in Exhibit 8.1(k).

l)        The lease agreements for the offices of Seller are listed in Exhibit 8.1 (I).  Except as set forth in Exhibit 8.1 (l), Seller does not own or lease any real estate or office space.

m)      To the Seller’s Knowledge, Exhibit 8.1 (m) sets forth a list of Permits that are required in order to carry out the Business as now conducted by Seller.

n)       To the Seller’s Knowledge, Seller has complied in all material respects with all laws, regulations and orders of relevant national, regional or local governments or agencies thereof that are required for the operation of the Business. No claims have been filed against Seller alleging a violation of laws, regulations and orders of relevant national, regional and local governments and all agencies thereof or any other. No notice, warning or other communication from any governmental authority regarding any failure or alleged failure by Seller to comply with any law, regulation or order adversely affecting, or which might adversely affect, the Business has been received by Seller.

o)       Except for licenses granted to Bioagency AG, Seller holds good title to all Sold Intellectual Property which is clear of rights (frei von Rechten) of any third Person. To the Seller’s Knowledge, the Sold Intellectual Property does not infringe, nor has any claim been made that they may infringe, the intellectual property rights of any other Person. Seller has not been sued or charged with, or been a defendant in, any claim, suit, action or proceeding relating to the Business which has not been finally determined prior to the Completion Date and which involves a claim of infringement of intellectual property or claim of unfair competition.

p)       Exhibit 8.1 (p) sets forth an accurate and complete list of all trademarks, patents and patent applications which form part of the Sold Intellectual Property stating the countries and dates of application, registration and renewal; to the Seller’s Knowledge, the trademarks and patents listed in Exhibit 8.1 (p) have not been disputed.

q)       The Sold Intellectual Property is sufficient for Buyer to operate the Business in substantially the same manner after the Completion Date as it is currently being operated.

r)       To the Seller’s Knowledge, all Products manufactured, marketed, exported, distributed or sold until the Signing of this Agreement have been in compliance with material applicable German laws and the relevant Permits required for such Product. To the Seller’s Knowledge, the use of products developed and sold and services provided by Seller does not violate any applicable laws, rules or regulations to the extent such use is exercised in accordance with the assigned function of the Products.

s)      The items listed in Exhibit 8.1 (s) are usable for the purpose for which they are currently used.

t)       The Sold Assets are sufficient for Buyer to operate the Business in substantially the same manner after the Completion Date as it is currently being operated.

u)      All taxes and fees for which Buyer could be liable instead of Seller have been paid.

v)      Neither Seller nor Seller’s representatives have concealed from Buyer contrary to a better knowledge (wider besseres Wissen) any unusual risks or material information that is likely to be harmful for the continuation of the Business.

w)     The financial statements of Seller attached hereto as Exhibit 8.1 (v) fairly present the operating results and the financial condition of Seller for periods shown.

8.2           The Buyer explicitly acknowledges to purchase and acquire the Sold Assets and the Business in the condition they are in on the date of the signing of this Agreement based upon its own inspection, examination and determination with respect thereto, and to undertake the acquisition based upon its own inspection, examination and determination without reliance upon any express or implied representations, warranties or guarantees of any nature made by the Seller except for the guarantees and the representations and warranties explicitly given by the Seller under this Agreement (Article 8.1).

8.3           Without limiting the generality of the foregoing, the Buyer acknowledges that the Seller gives no representation, warranty or guarantee with respect to

(1)           any projections, estimates or budgets delivered or made available to the Buyer of future revenues, future results of operations (or any component thereof), future cash flows or future financial condition (or any component thereof) or the future business operations of the Business;

(2)           any other information or documents made available to the Buyer or its counsel, accountants or advisors with respect to the Business.

8.4           Liability in tort for intentional misconduct remains unaffected.

9.              REMEDIES FOR BREACH OF SELLER’S GUARANTEES

9.1             In the event of any breach or non-fulfilment by the Seller of any of the guarantees pursuant to Section 8.1, the Seller shall put the Buyer into the position the Buyer would have been in had the guarantee not been breached (restitution in kind; Naturalrestitution). If the Seller is unable to achieve this position within thirty days after having been notified by the Buyer of the breach, the Buyer may claim for monetary damages (Schadenersatz in Geld) from the Seller.

9.2             The Seller’s aggregate liability under this Agreement including, but not limited to, any and all claims for breach of any of the guarantees pursuant to Section 8.1, shall be limited to the Seller’s Liability Cap.

9.3             The Buyer shall only be entitled to any claims under this Agreement if each individual claim, including, for the avoidance of doubt, a series of damages resulting from identical or similar causes (Serienschäden) exceeds an amount of EUR [    ***    ] (in words: Euros [    ***    ]) (hereinafter referred to as the “De Minimis Amount”) and the aggregate amount of all such individual claims exceeds EUR [    ***    ] (in words: Euros [    ***    ]) (hereinafter referred to as the “Threshold”).

9.4             The Buyer shall not be entitled to bring any claim under Section 8 if the underlying facts or circumstances to which the claim relates were known, or should have been known (gross negligent lack of knowledge; grob fahrlässige Unkenntnis), by the managing directors of Buyer Mr Urs Regenass and Mr Heinrich Zinsli. A list of the documents disclosed during the due diligence conducted by Buyer is attached hereto as Exhibit 9.4.

9.5           Section 254 BGB shall remain unaffected, i.e. the Buyer is in particular obliged to prevent the occurrence of any damages and to limit the scope of any damages incurred.

9.6           All claims for any breach of guarantees of the Seller pursuant to Sections 8.1 above shall become time-barred (verjähren) unless notice of a claim has been provided

***Confidential Treatment Requested.

within twelve months after the Completion Date. The Parties shall then enter into negotiations concerning such claim. Should they not reach an agreement within 3 months after receipt of notice by Seller, claims shall become time-barred unless Buyer files an action against Seller or Seller´s Guarantor.

9.7           To the extent permitted by law, any further claims and remedies of the Buyer other than explicitly provided for under Sections 8 and 9 hereof, irrespective of which nature, amount or legal basis, are hereby expressly waived and excluded, in particular, without limitation, claims under pre-contractual fault (Section 311 para. 2 and 3 BGB), breach of contract (Pflichtverletzung aus dem Schuldverhältnis) and/or the right to reduce the Purchase Price (Minderung) or to rescind this Agreement (Rücktritt), and any liability in tort (Deliktshaftung).

9.8           Further to the statements made in Section 8.1, the Seller and the Buyer agree that the provisions contained in Section 8 of this Agreement are no quality guarantees concerning the object of the purchase (Garantien für die Beschaffenheit der Sache) within the meaning of Sections 443, 444 BGB. In the unlikely event that the provisions of Sections 8 and 9 setting out the scope and limitations of the Seller’s liability are, contrary to the intention and explicit understanding of the Parties, regarded and construed as quality guarantees concerning the object of the purchase, and the limitations of the Seller’s liability contained herein are therefore found wholly or partially invalid, the Buyer hereby waives the right to assert claims going beyond the limits of limitations provided for herein. The Seller accepts such waiver.

10.            TAX MATTERS

10.1           Buyer and Seller assume that the sales and services to be carried out under this Agreement constitute a disposal of business operations (Geschäftsveräußerung im Ganzen) within the meaning of § 1 para. 1a German Value Added Tax Act (“UStG”) and, therefore, are not subject to VAT (“nicht umsatzsteuerbar”).

If and to the extent the sales and services to be carried out under this Agreement do not constitute a disposal of business operation (Geschäftsveräußerung im Ganzen) within the meaning of § 1 para. 1a UStG, the following shall apply:

Any VAT accruing on the sale of assets is owed by the Seller in accordance with the UStG shall be paid to the Seller on top of the (net) total purchase price. Here and in the following, purchase price means the (net) total purchase price plus any VAT. The amount of such VAT shall be paid subject to the issuing of an invoice pursuant to 10.2. below separately setting out the amount of VAT charged to the Buyer. If and to the extent that after payment of the total purchase price a higher amount of VAT owed by the Seller than actually paid is assessed, such VAT shall be paid by the Buyer in addition to the purchase price within two weeks after the unappealable assessment by the competent tax authorities provided that (i) the Buyer has been informed by the Seller in writing without undue delay about a deviating assessment by the competent tax authorities and the Seller has issued an amended invoice separately setting out the amount of VAT charged to the Buyer.

10.2           The Seller shall make out and hand over invoices to the Buyer in compliance with § 14 and § 14a UStG. For the avoidance of doubt, this Agreement shall not be considered as an invoice for VAT purposes.

10.3           The Seller and the Buyer shall – to a reasonable extent – cooperate with respect to the VAT treatment of the sales and services to be carried out under this Agreement in order to minimize potentially VAT being cost effective, in particular with respect to the correct and corresponding treatment by the competent tax authorities of the sales and services to be carried out as a disposal of business operations (Geschäftsveräußerung im Ganzen) within the meaning of § 1 para. 1a UStG.

10.4           Buyer and Seller agree to furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information and assistance relating to the Sold Assets or the Business as is reasonably necessary for the filing of all tax returns, the preparation for any audit by any taxing authority, and the prosecution or defense of any claim, suit or proceeding relating to any tax return. Seller and Buyer shall cooperate with each other in the conduct of any audit or other proceeding related to taxes involving the Business.

10.5           The Seller agrees to indemnify and hold harmless Buyer from and against all taxes related to the Business Buyer might be held secondarily liable by the tax authorities according to sec. 75 of the German General Tax Act (Abgabenordnung - AO) except to the extent, that such tax liabilities have been duly and fully paid to the competent tax authority by Seller. If a claim, Seller has to indemnify and hold harmless Buyer from and against, arises as a result or in connection with a liablity to a tax authority (i) Buyer shall, after he is informed by an official notice of a tax authority, give notice in writing including copies of the tax authority´s notice, if in writing, or other documents received together with the notice to Seller, (ii) Buyer will dispute, resist, appeal, compromise or defend the claim upon request of and according to the directions of Seller, and (iii) Buyer shall permit Seller or his duly authorised advisors, if they are subject to a professional duty of confidentiality, to be involved in the respective tax procedure, if reasonable.

11.            COVENANTS OF THE PARTIES

11.1           As the Excluded Projects do not form part of this Agreement, immediately following the signing of this Agreement the Buyer shall release all compounds, data and information solely related to the Excluded Projects.

11.2           Seller undertakes to retain all books, files, correspondence, documents, records (including accounting and tax) related to the Business which are not transferred to Buyer as a part of the Sold Assets for the statutory retention periods and throughout that period to grant Buyer and its advisors, auditors, consultants and agents, upon reasonable notice, access thereto during regular business hours and the right to make copies thereof at their own expense solely for use in matters of Buyer. Seller and

Seller’s Guarantor will cooperate to a reasonable extent with Buyer in the preparation of audited US GAAP financial statements required to be filed with the SEC.

11.3           Buyer undertakes to grant Seller and its advisors, auditors, consultants and agents, upon reasonable notice, access during regular business hours to all books, files, correspondence, documents, records (including accounting and tax) and other papers used by Seller related to the Business which are transferred to Buyer as a part of the Sold Assets and the right to make copies thereof at Seller’s expense solely for use in matters of Seller and of Seller’s associated companies but only in relation to periods prior to the Completion Date. Buyer further undertakes to retain such papers for the statutory retention periods and not to dispose of any such books, files, and documents which relate to the conduct of the Business prior to the Completion Date without first notifying Seller and giving Seller an opportunity to take such books and files at no charge for further storage by Seller.

11.4           Each Party agrees to obtain the written consent of the other Party before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated by this Agreement and, except as may be required by applicable law or any listing Agreement with any national securities exchange, will not issue any such press release or make any such public statement prior to such written consent, which consent shall not be unreasonably withheld.  The notification to the Employees of the completion of the transfer of the Business to be made after the signing of this Agreement shall be agreed upon and jointly made to the Employees by the Parties.

11.5           Subject to the terms and conditions of this Agreement, the Parties shall make commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws and regulations to consummate and formalize the transactions contemplated by this Agreement.  Seller and Buyer agree to execute and deliver such documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement.

11.6           Seller can not directly or indirectly, for a period of [    ***    ] following the Completion date, compete in any way directly or indirectly with Buyer in the areas of (1) the collection of microorganisms, (2) the fractionation of products synthesized by microorganisms, (3) the structure determination of novel natural compounds, and (4) the sale of extracts and culture broths of microorganisms or fractions thereof for screening purposes. Seller shall not, directly or indirectly, for a period of two years following Completion Date induce or attempt to induce any employee of Buyer to leave the employ of the Buyer.

***Confidential Treatment Requested.

11.7           Seller shall cause Seller’s Guarantor to assign to Buyer the lease agreements for the company cars used by the Seller’s managing directors Iris Gruen-Wollny and Friedrich Hanske. Section 5.2 shall apply accordingly.

11.8           Buyer shall - directly or indirectly - grant to the Seller, to Biofrontera AG and all of their affiliated companies (in the meaning of sec. 15 sqq. of the German Stock Corporation Act – AktG) the services in the area of the Business at “Best Customer’s Terms”, i.e. at such terms and conditions that are at least as favourable as the most favourable terms and conditions granted to any other customer of Buyer, to the extent such customer is not an affiliated company of Buyer within the meaning of sec. 15 sqq. AktG. In the event that the Parties disagree on the treatment of Seller, Biofrontera AG or its affiliated companies at Best Customer’s Terms, Seller shall have the right to have all customer contracts of Buyer be reviewed by an independent accountant whose opinion shall be final, conclusive and binding upon the Parties unless in case of obvious error (offensichtlicher Fehler). In the event that Seller, Biofrontera AG or its affiliated companies have not been granted Best Customer’s Terms in the opinion of the independent auditor, Buyer shall be obliged to reimburse Seller, Biofrontera AG or its affiliated companies for the costs of the independent accountant and shall compensate Seller, Biofrontera AG or its affiliated companies, as the case may be, for all payments made in excess of the Best Customer’s Terms including interest on such payments at a rate of five per cent over the one month EURIBOR p. a. at the time of the violation of the Buyer’s obligation under this Section 11.8.

11.9           Upon request of Buyer, Seller shall continue to provide accounting and IT services as of Completion Date until June 30, 2005 at the cost of € [    ***    ] per [    ***    ] for accounting services and € [    ***    ] per [    ***    ] for IT services.

12.            GUARANTEES OF BUYER AND BUYER’S GUARANTOR

12.1           The Buyer’s Guarantor hereby guarantees by way of an independent promise of guarantee pursuant to Section 311 para. 1 of BGB the proper fulfillment of all of the obligations of the Buyer pursuant to this Agreement, in particular, but not limited to, the payment of the Purchase Price.

12.2           The Buyer and the Buyer’s Guarantor jointly and severally warrant to the Seller as follows:

•      the execution and delivery of this Agreement and the performance of the obligations of the Buyer and the Buyer’s Guarantor under this Agreement, including the guarantees contained in this Section 12, have been duly authorised by all necessary corporate action on the part of the Buyer and the Buyer’s Guarantor (whether under their respective Articles of Association or otherwise);

•      the obligations of the Buyer and the Buyer’s Guarantor under this Agreement, including the guarantees contained in this Section 12, constitute legal, valid and

***Confidential Treatment Requested.

binding obligations of the Buyer and the Buyer’s Guarantor in accordance with their respective terms;

•      No consent, authorisation, licence or approval of the Buyer’s or the Buyer’s Guarantor’s shareholders or of any governmental, administrative, judicial or regulatory body, authority or organisation is required to authorise the execution or delivery, or to ensure the validity, enforceability or admissibility in evidence of this Agreement, including the guarantees contained in this Section 12, or the performance by the Buyer or the Buyer’s Guarantor of their obligations under this Agreement, including the guarantees contained in this Section 12.

13.            GUARANTEES OF SELLER’S GUARANTOR

13.1           In consideration of the Buyer entering into this Agreement, the Seller’s Guarantor irrevocably guarantees to the Buyer the performance of all the obligations and liabilities of the Seller under or otherwise arising out of or in connection with this Agreement (“Guaranteed Obligations”) and undertakes to keep the Buyer indemnified against liabilities, losses, proceedings, claims, damages, costs and expenses of whatever nature which it may suffer or incur as result of any failure or delay by the Buyer in the performance of any Guaranteed Obligations, especially, but not limited to, a breach of a representation and/or warranty set out in Section 8.1. The Buyer shall not be obliged to take any steps to enforce any rights or remedy against the Seller or any other person before enforcing the Guarantee.

13.3           The Seller and the Seller’s Guarantor jointly and severally warrant to the Buyer as follows:

•      the execution and delivery of this Agreement and the performance of the obligations of the Seller’s Guarantor under this Agreement, including the guarantee contained in this Section 13, have been duly authorised by all necessary corporate action on the part of the Seller’s Guarantor (whether under its Articles of Association or otherwise);

•      the obligations of the Seller’s Guarantor under this Agreement, including the guarantee contained in this Section 13, constitute legal, valid and binding obligations of the Seller’s Guarantor in accordance with their respective terms;

•      No consent, authorisation, licence or approval of the Seller’s Guarantor’s shareholders or of any governmental, administrative, judicial or regulatory body, authority or organisation is required to authorise the execution or delivery, or to ensure the validity, enforceability or admissibility in evidence of this Agreement, including the guarantee contained in this Section 13, or the performance by the Seller’s Guarantor of its obligations under this Agreement, including the guarantee contained in this Section 13.

14.            GOVERNING LAW, PLACE OF JURISDICTION

14.1           This Agreement shall be construed in accordance with and governed by the laws of Germany.  The UN Convention on the International Sale of Goods (CISG) shall, however, not be applicable.

14.2           Place of jurisdiction for all disputes arising out of or in connection with this Agreement shall be Heidelberg, Germany.

15.            MISCELLANEOUS

15.1           Seller and Buyer shall pay its own costs and expenses incurred by it in connection with the entering into and completion of this Agreement.

15.2           This Agreement and the Exhibits to this Agreement constitute the entire Agreement between the Parties with respect to the subject matter of this Agreement and supersede all prior agreements, understandings and negotiations, both written and oral, between the Parties with respect to the subject matter of this Agreement.  No representation, inducement, promise, understanding or condition not set forth in this Agreement has been made or relied upon by either Party.  Neither this Agreement nor any provision of this Agreement is intended to confer upon any Person other than the Parties any rights or remedies under this Agreement.

15.3           All Exhibits to this Agreement form an integral part of this Agreement.

15.4           Amendments to this Agreement shall only be made in writing or, to the extent required under applicable law, notarial form. This shall also apply to amendments of this clause of this Agreement.

15.5           The headings in this Agreement are included for convenience only, and in no way define or delimit its extension, and shall have no effect on the interpretation of this Agreement.

15.6           Should any provision of this Agreement for any reason be held invalid or unenforceable, that decision will not affect the validity or enforceability of any of the other provisions of this Agreement, and the application of the invalid or unenforceable provision to Persons or circumstances other than those as to which it is held invalid or unenforceable will be valid and be enforced to the fullest extent permitted by law.

|Biofrontera Discovery GmbH		Discovery Partners International GmbH
		(EQUITY Neunte
Date	22.4.05	Vermögensverwaltungs GmbH)
/s/ signature illegible

		Date	April 22, 2005
		/s/ signature illegible

Biofrontera AG		Discovery Partners International AG
Date	22.4.05	Date	April 22, 2005
	/s/ signature illegible	/s/ signature illegible

Biofrontera Pharmaceuticals GmbH

(as party solely with regard to Section 7.6)
Date	22.4.05
	/s/ signature illegible

Exhibits

Exhibit 1.9	Excluded Projects
Exhibit 2.1 (a)	Fixed assets
Exhibit 2.1 (b)	Preliminary list of assets
Exhibit 2.2	Excluded Assets
Exhibit 4.1	Contracts with customers (Seller has not started to process)
Exhibit 4.2	Contracts with customers (obligations not completely fulfilled)
Exhibit 5.1	Other contracts to be transferred
Exhibit 5.3	Consents
Exhibit 6.1	Employees of Seller
Exhibit 8.1 (k)	Disclosed agreements
Exhibit 8.1 (l)	Lease agreements
Exhibit 8.1 (m)	List of Permits
Exhibit 8.1 (p)	List of trademarks, patents, patent applications
Exhibit 8.1 (s)	List of equipment
Exhibit 8.1 (v)	Financial Statements of Seller
Exhibit 9.4	Documents disclosed

Exhibit 1.9

Excluded Projects are:

[   ***   ]

************

***Confidential Treatment Requested

Exhibit 2.1(a)

Assets analysis without transfer	April 11, 2005-07-24
Depreciation ledger: HGB
Biofrontera Discovery GmbH

Site: Site date filter: 01-01-05, 04-11-2005

Group number: Site functional group code

No.	Description	Acquisition costs 12-31-04	Access in period	Purchase in period	Acquisition costs 04-11-05	Normal depreciation 12-31-04
00270
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

No.	Description	Normal depreciation in period	Purchase Normal depreciation in period	Normal depreciation 04-11-05	Ledger value 12-31-04	Ledger value 04-11-05
00270
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]

[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Assets analysis without transfer	April 11, 2005
Depreciation ledger: HGB
Biofrontera Discovery GmbH

Group number: Site functional group code

No.	Description	Acquisition costs 12-31-04	Access in period	Purchase in period	Acquisition costs 04-11-05	Normal depreciation 12-31-04
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

No.	Description	Normal depreciation in period	Purchase Normal depreciation in period	Normal depreciation 04-11-05	Ledger value 12-31-04	Ledger value 04-11-05
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]		[ *** ]	[ *** ]	[ *** ]		[ *** ]

[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

No.	Description	Acquisition costs 12-31-04	Access in period	Purchase in period	Acquisition costs 04-11-05	Normal depreciation 12-31-04
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

No.	Description	Normal depreciation in period	Purchase Normal depreciation in period	Normal depreciation 04-11-05	Ledger value 12-31-04	Ledger value 04-11-05
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

No.	Description	Acquisition costs 12-31-04	Access in period	Purchase in period	Acquisition costs 04-11-05	Normal depreciation 12-31-04
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

No.	Description	Normal depreciation in period	Purchase Normal depreciation in period	Normal depreciation 04-11-05	Ledger value 12-31-04	Ledger value 04-11-05
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

No.	Description	Acquisition costs 12-31-04	Access in period	Purchase in period	Acquisition costs 04-11-05	Normal depreciation 12-31-04
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
			[ *** ]	[ *** ]

No.	Description	Normal depreciation in period	Purchase Normal depreciation in period	Normal depreciation 04-11-05	Ledger value 12-31-04	Ledger value 04-11-05
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]

***Confidential Treatment Requested

No.	Description	Acquisition costs 12-31-04	Access in period	Purchase in period	Acquisition costs 04-11-05	Normal depreciation 12-31-04
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

No.	Description	Normal depreciation in period	Purchase Normal depreciation in period	Normal depreciation 04-11-05	Ledger value 12-31-04	Ledger value 04-11-05
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

No.	Description	Acquisition costs 12-31-04	Access in period	Purchase in period	Acquisition costs 04-11-05	Normal depreciation 12-31-04
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

No.	Description	Normal depreciation in period	Purchase Normal depreciation in period	Normal depreciation 04-11-05	Ledger value 12-31-04	Ledger value 04-11-05
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

No.	Description	Acquisition costs 12-31-04	Access in period	Purchase in period	Acquisition costs 04-11-05	Normal depreciation 12-31-04
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

[ *** ]
[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

No.	Description	Normal depreciation in period	Purchase Normal depreciation in period	Normal depreciation 04-11-05	Ledger value 12-31-04	Ledger value 04-11-05
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

[ *** ]
[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

No.	Description	Acquisition costs 12-31-04	Access in period	Purchase in period	Acquisition costs 04-11-05	Normal depreciation 12-31-04
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

No.	Description	Normal depreciation in period	Purchase Normal depreciation in period	Normal depreciation 04-11-05	Ledger value 12-31-04	Ledger value 04-11-05
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Exhibit 2.1 (b)

Preliminary list of assets

[   ***   ]

• list of [   ***   ] and [   ***   ] attached

• list of fermentation- and synthesisproducts attached

***Confidential Treatment Requested

April 14, 2004

Test report from: 09-30-04 11:50:09

Specimen population:		Mass [mg]	Total (Mass) [mg]	Number of Specimens:	Total number of specimens

[ *** ]				[ *** ]
	[ *** ]	[ *** ]
	[ *** ]	[ *** ]

[ *** ]
	[ *** ]	[ *** ]		[ *** ]
	[ *** ]	[ *** ]

[ *** ]
	[ *** ]	[ *** ]		[ *** ]
	[ *** ]	[ *** ]
			[ *** ]		[ *** ]

Note:

1.               From these [    ***    ] sub-fractions, only about [    ***    ] can be utilized with good conscience, since there is too little material left here.

2.               In addition, there are approximately [    ***    ] peak-selected fine fractions (nor clarified pure substances) available.

3.               Information about the aforesaid fractions are available on the databank system.  The fractions are physically available.

***Confidential Treatment Requested

Attachment 2c: Fermentation-and synthesisproducts

[   ***   ]

***Confidential Treatment Requested

Exhibit 2.2

Bio Leads GmbH, Waldorfer Strasse 104, 69123 Heidelberg

Matter absorption and assessment of capital assets

[    ***    ]

Bio Leads GmbH, Waldorfer Strasse 104, 69123 Heidelberg

Matter absorption and assessment of capital assets

[    ***    ]

Bio Leads GmbH, Waldorfer Strasse 104, 69123 Heidelberg

Matter absorption and assessment of capital assets

[    ***    ]

Bio Leads GmbH, Waldorfer Strasse 104, 69123 Heidelberg

Matter absorption and assessment of capital assets

[    ***    ]

Bio Leads GmbH, Waldorfer Strasse 104, 69123 Heidelberg

Matter absorption and assessment of capital assets

[    ***    ]

Bio Leads GmbH, Waldorfer Strasse 104, 69123 Heidelberg

Matter absorption and assessment of capital assets

[    ***    ]

***Confidential Treatment Requested

Biofrontera Discovery GmbH

 Rent and lease contracts

Partner / Object	EUR net	Duration	Final payment
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Exhibit 4.1

Contracts with customers (Seller has not started to process)

[    ***    ]

************

***Confidential Treatment Requested

Exhibit 4.2

Contracts with customers (Obligations not completely fulfilled)

[    ***    ]

***Confidential Treatment Requested

Exhibit 5.1

Other contracts to be transferred

29 pages attached.

************

Itemization of the copies of patents and documents forwarded to you on 03-10-2005:

Folder I :

[    ***    ]

Folder II (Continuation of Folder I)

[    ***    ]

Folder  III

[    ***    ]

Folder IV

[    ***    ]

[    ***    ]

Folder V

[    ***    ]

[    ***    ]

[    ***    ]

[    ***    ]

***Confidential Treatment Requested

Sven Höck

From:	Sven Höck (s.hoeck@bifofrontera.com)
Sent:	Wednesday, March 16, 2005 at 8:31 p.m.
To:	Henri Zinsli
Cc:	Hermann Lübbert
Regarding:	Due Diligence

Dear Dr. Zinsli,

Please find enclosed my E-mail that I have planned and promised for a long time:

1.               Insurance

I am forwarding to you a survey of insurance compiled by Aon Jauch & Hübener. It is imperative for Biofrontera AG that insurance be taken out and that Discovery be included as an additional insured party. Since the survey contains information about the entire Biofrontera Group, I would assume that these figures will be dealt with confidentially. (Survey 03. 2005.pdf)

2.               Magazines

Naturally, the magazines belong to the group of contracted supply agreements. As an appendix, I am sending you the corresponding survey (040109 Magazines.xls).

3.               Suppliers

You have asked me for a survey of all suppliers. Please find appended the accounts payable documents in Navision.

I have already sent you the payments due in a fax.

As I mentioned in our telephone conversation, I would be pleased if we could discuss as much as possible before Friday, so that Friday is not devoted to signatures, but to arriving at final agreements. Just as before, we are interested in an extremely speedy turnover for the transaction stipulated in the term sheet.

Yours sincerely,

S. Höck

By procuration Sven Höck

Director of Finances

Biofrontera AG

Hemmelrather Weg 201

51377 Leverkusen

Phone: +49 (214) 87632 – 0

Fax: +49 (214) 87632 – 90

E-mail: S.Hoeck@biofrontera.com

Survey of magazines subscribed to

Discovery
Bio Century Executive Service Package	[ *** ]
Angewandte Chemie	[ *** ]
Journal of Natural Products	[ *** ]
Nature Microbiology
CAS Selects	[ *** ]

D&MD Drug and Market Development Publications	[ *** ]
Science (FH on-line)	[ *** ]
Dt. Apothekerzeitung	[ *** ]
Nature Reviews Microbiology
American Society for Microbiology (11 journals on-line)	[ *** ]
American Chemical Society (several on-line journals)	[ *** ]
Springer Publishing House – Spectrometry	[ *** ]

[ *** ]

Conversion USD/Euro	1.25

***Confidential Treatment Requested

Party	Designation	Signed by party	Signed by Biofrontera
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]		[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]		[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]			[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Party	Designation	Signed by party	Signed by Biofrontera
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Survey of Due diligence Documentation sent on 03-10-2005

Party	Designation	Comment	Date
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]		[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]		[ *** ]
[ *** ]	[ *** ]		[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]

[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Sven Höck
From:	Anke Zur Mühlen (a.zurmuehlen@biofrontera.com)
Sent:	Thursday, March 10, 2005 at4.54 p.m.
To:	Sven Höck
Regarding:	Due Diligence List

Hello Sven,

Enclosed is the E-mail with links to the published notification. The following documents have been sent to DPI in the following order:

Registration scripts for:

[    ***    ]

Notification from inventor and patent outline for:

[    ***    ]

Notification from inventor:

[    ***    ]

No current correspondence with BioAgency of Driess, Fuhlendorf & Partner has been compiled. As to the mail from Mr. Zinsli regarding the matter of the patents, I have written Herman a short E-mail (see addendum).

----Original message----

From:      Stefan Weber (mailto:s-seber@biofrontera.com)

Sent:       Monday 28 February 2005 11.39 a.m.

To:          Zinsli, Henri

Cc:          Freidrich Hansske; Iris Grün-Wollny; Sven Höck; Herman Lübbert;

hzinsli@discoverypartners.com; rpigliucci@discoverypartners.com ;

ckussman@discoverypartners.com ; Regenass, Urs; Anke Zur Mühlen

Re:          Preliminary Due Diligence List

Below please find those patent documents which are online and public, as application is gone for more than one year.

[    ***    ]

[    ***    ]

[    ***    ]

***Confidential Treatment Requested

[   ***   ]

Regards,

Stefan Weber

Chief Financial Office/Executive Board

Biofrontera AG

Hemmelrather Weg 201

D-51377 Leverkusen

Phone: ++49 214 876 3223

Fax: ++49 214 876 3290

E-mail: s.weber@biofrontera.com

***Confidential Treatment Requested

Biofrontera Discovery GmbH

 Rent and lease contracts

Partner / Object	EUR net	Duration	Final payment
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Due Diligence Document 02-25-2005

Letter from Commerzleasing about the offer to sell a screening robot to Bf Discovery from February 22. 2005.

Confirmation of insurance: operational property insurance AON 12-22-04 comprising fire, burglary includes fire, theft from burglary including vandalism, tap water.

List of patents and patent applications.

Order of combinature: January 31, 2005

E-mail: Ms zurMühlen in reference to the Notification from the Inventor “The Structure of substances from Microorganisms BP1/1161”

Party	Designation	Agreement begins
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Agreement with Discovery

[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Party	Description	Date
[ *** ]	[ *** ]	[ *** ]
[ *** ]		[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]

[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]		[ *** ]

[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]		[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]

[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]

***Confidential Treatment Requested

Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Address	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Designation	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement starts:	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement ends:				[ *** ]
Extension
Signature of party
Signature for Biofrontera
Possibility for notice of cancellation
Contract commitment Biofrontera
Contract commitment Party
Person responsible at Biofrontera
Person responsible for Party
Contact person Phone/
Member of Steering Committee
Party pays when/what

***Confidential Treatment Requested

Party	[ *** ]	[ *** ]	[ *** ]
Address	[ *** ]	[ *** ]	[ *** ]
Designation	[ *** ]	[ *** ]	[ *** ]
Agreement starts:		[ *** ]	[ *** ]
Agreement ends:
Extension
Signature of party
Signature for Biofrontera
Possibility for notice of cancellation
Contract commitment Biofrontera
Contract commitment Party
Person responsible at Biofrontera
Person responsible for Party
Contact person Phone/
Member of Steering Committee
Party pays when/what

***Confidential Treatment Requested

Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Address	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Designation	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement No Party:
Customer No.				[ *** ]
Contract commitment	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Person responsible at Biofrontera	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Contact person for Party			[ *** ]
Contact person Phone/Hotline			[ *** ]	[ *** ]
Signature for Party	[ *** ]	[ *** ]		[ *** ]
Signature for Biofrontera	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement begins	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement ends	[ *** ]		[ *** ]	[ *** ]
Extension	[ *** ]	[ *** ]		[ *** ]
Extension until when
Possibility for notice of cancellation	[ *** ]	[ *** ]		[ *** ]
Notice until/expires	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Cancelled on/from

Costs/payments
Monthly € without value added tax			[ *** ]
Annually € without value added tax	[ *** ]	[ *** ]		[ *** ]
Payment on	[ *** ]	[ *** ]		[ *** ]

***Confidential Treatment Requested

Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Address	[ *** ]	[ *** ]	[ *** ]
Designation	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement No Party:		[ *** ]	[ *** ]
Customer No.		[ *** ]	[ *** ]
Contract commitment	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Person responsible at Biofrontera	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Contact person for Party
Contact person Phone/Hotline	[ *** ]	[ *** ]	[ *** ]
Signature for Party	[ *** ]			[ *** ]
Signature for Biofrontera	[ *** ]			[ *** ]
Agreement begins	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement ends	[ *** ]			[ *** ]
Extension				[ *** ]
Extension until when
Possibility for notice of cancellation	[ *** ]			[ *** ]
Notice until/expires	[ *** ]			[ *** ]
Cancelled on/from

Costs/payments				[ *** ]
Monthly € without value added tax		[ *** ]	[ *** ]	[ *** ]
Annually € without value added tax	[ *** ]
Payment on	[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Address	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Designation	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement No Party:			[ *** ]	[ *** ]
Customer No.			[ *** ]	[ *** ]
Contract commitment	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Person responsible at Biofrontera	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Contact person for Party
Contact person Phone/Hotline	[ *** ]
Signature for Party		[ *** ]	[ *** ]	[ *** ]
Signature for Biofrontera		[ *** ]	[ *** ]	[ *** ]
Agreement begins	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement ends	[ *** ]		[ *** ]	[ *** ]
Extension		[ *** ]	[ *** ]	[ *** ]
Extension until when
Possibility for notice of cancellation		[ *** ]	[ *** ]	[ *** ]
Notice until/expires		[ *** ]	[ *** ]	[ *** ]
Cancelled on/from

Costs/payments		[ *** ]
Monthly € without value added tax	[ *** ]		[ *** ]	[ *** ]
Annually € without value added tax		[ *** ]
Payment on	[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Address	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Designation	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement No Party:	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Customer No.	[ *** ]	[ *** ]	[ *** ]
Contract commitment	[ *** ]	[ *** ]		[ *** ]
Person responsible at Biofrontera	[ *** ]	[ *** ]		[ *** ]
Contact person for Party
Contact person Phone/Hotline
Signature for Party	[ *** ]	[ *** ]		[ *** ]
Signature for Biofrontera	[ *** ]	[ *** ]		[ *** ]
Agreement begins	[ *** ]	[ *** ]		[ *** ]
Agreement ends	[ *** ]	[ *** ]		[ *** ]
Extension	[ *** ]	[ *** ]		[ *** ]
Extension until when
Possibility for notice of cancellation	[ *** ]	[ *** ]		[ *** ]
Notice until/expires	[ *** ]	[ *** ]		[ *** ]
Cancelled on/from

Costs/payments
Monthly € without value added tax	[ *** ]	[ *** ]		[ *** ]
Annually € without value added tax
Payment on	[ *** ]	[ *** ]		[ *** ]

***Confidential Treatment Requested

Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Address	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Designation	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement No Party:		[ *** ]	[ *** ]
Customer No.			[ *** ]	[ *** ]
Contract commitment	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Person responsible at Biofrontera	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Contact person for Party	[ *** ]	[ *** ]		[ *** ]
Contact person Phone/Hotline	[ *** ]	[ *** ]		[ *** ]
Signature for Party	[ *** ]	[ *** ]
Signature for Biofrontera	[ *** ]	[ *** ]	[ *** ]
Agreement begins	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement ends	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Extension			[ *** ]	[ *** ]
Extension until when
Possibility for notice of cancellation	[ *** ]	[ *** ]		[ *** ]
Notice until/expires				[ *** ]
Cancelled on/from

Costs/payments
Monthly € without value added tax	[ *** ]	[ *** ]		[ *** ]
Annually € without value added tax			[ *** ]
Payment on	[ *** ]	[ *** ]		[ *** ]
[ *** ]

***Confidential Treatment Requested

Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Address	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Designation	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement No Party:	[ *** ]	[ *** ]	[ *** ]
Customer No.
Contract commitment	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Person responsible at Biofrontera	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Contact person for Party
Contact person Phone/Hotline		[ *** ]
Signature for Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Signature for Biofrontera	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement begins	[ *** ]	[ *** ]	[ *** ]
Agreement ends	[ *** ]	[ *** ]
Extension	[ *** ]
Extension until when			[ *** ]
Possibility for notice of cancellation	[ *** ]	[ *** ]
Notice until/expires	[ *** ]	[ *** ]	[ *** ]
Cancelled on/from

Costs/payments	[ *** ]	[ *** ]
Monthly € without value added tax
Annually € without value added tax	[ *** ]	[ *** ]	[ *** ]
Payment on	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Address	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Designation	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement No Party:	[ *** ]			[ *** ]
Customer No.
Contract commitment	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Person responsible at Biofrontera	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Contact person for Party	[ *** ]			[ *** ]
Contact person Phone/Hotline	[ *** ]			[ *** ]
Signature for Party		[ *** ]
Signature for Biofrontera	[ *** ]	[ *** ]
Agreement begins	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement ends	[ *** ]			[ *** ]
Extension	[ *** ]
Extension until when
Possibility for notice of cancellation	[ *** ]			[ *** ]
Notice until/expires	[ *** ]
Cancelled on/from		[ *** ]

Costs/payments			[ *** ]
Monthly € without value added tax				[ *** ]
Annually € without value added tax	[ *** ]
Payment on	[ *** ]		[ *** ]	[ *** ]

***Confidential Treatment Requested

Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Address	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Designation	[ *** ]	[ *** ]	[ *** ]
Agreement No Party:			[ *** ]
Customer No.			[ *** ]	[ *** ]
Contract commitment	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Person responsible at Biofrontera	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Contact person for Party		[ *** ]	[ *** ]	[ *** ]
Contact person Phone/Hotline	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Signature for Party	[ *** ]		[ *** ]
Signature for Biofrontera	[ *** ]		[ *** ]	[ *** ]
Agreement begins	[ *** ]		[ *** ]	[ *** ]
Agreement ends	[ *** ]		[ *** ]	[ *** ]
Extension	[ *** ]		[ *** ]	[ *** ]
Extension until when
Possibility for notice of cancellation	[ *** ]		[ *** ]	[ *** ]
Notice until/expires	[ *** ]		[ *** ]	[ *** ]
Cancelled on/from			[ *** ]

Costs/payments
Monthly € without value added tax		[ *** ]	[ *** ]
Annually € without value added tax	[ *** ]	[ *** ]		[ *** ]
Payment on	[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Address	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Designation	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement No Party:	[ *** ]	[ *** ]
Customer No.
Contract commitment	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Person responsible at Biofrontera	[ *** ]	[ *** ]		[ *** ]
Contact person for Party				[ *** ]
Contact person Phone/Hotline	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Signature for Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Signature for Biofrontera	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement begins	[ *** ]	[ *** ]		[ *** ]
Agreement ends	[ *** ]	[ *** ]	[ *** ]
Extension	[ *** ]	[ *** ]	[ *** ]
Extension until when
Possibility for notice of cancellation	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Notice until/expires	[ *** ]	[ *** ]	[ *** ]
Cancelled on/from

Costs/payments	[ *** ]
Monthly € without value added tax	[ *** ]	[ *** ]
Annually € without value added tax			[ *** ]	[ *** ]
Payment on	[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Address	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Designation	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement No Party:	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Customer No.
Contract commitment	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Person responsible at Biofrontera		[ *** ]	[ *** ]	[ *** ]
Contact person for Party		[ *** ]	[ *** ]
Contact person Phone/Hotline		[ *** ]	[ *** ]	[ *** ]
Signature for Party		[ *** ]	[ *** ]
Signature for Biofrontera		[ *** ]	[ *** ]
Agreement begins	[ *** ]	[ *** ]	[ *** ]
Agreement ends	[ *** ]
Extension
Extension until when
Possibility for notice of cancellation
Notice until/expires
Cancelled on/from

Costs/payments
Monthly € without value added tax	[ *** ]			[ *** ]
Annually € without value added tax		[ *** ]	[ *** ]
Payment on

***Confidential Treatment Requested

Exhibit 5.3

Contracts where transfer has been granted

•              [    ***    ]

[    ***    ]

***Confidential Treatment Requested

Exhibit 6.1

Name and department Management	Date of birth	Hiring date	Place of performance of service	Gross annual salary	Benefits, bonuses, types of employment agreement, annual incentives, other bonuses, pensions	Type of employment agreement			Department	Disabled	Liable for military service	Parental leave
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]			[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Exhibit 8.1 (k)

Contracts exempt from guarantee of 8.1 (k)

[   ***   ]

**********

***Confidential Treatment Requested

Exhibit 8.1 (l)

Biofrontera Discovery GmbH

Owned or leased real estate or office space

Partner / object	EUR net	Duration	Final payment
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Exhibit 8.1 (m)

List of permits

1.)  [   ***   ]

**********

***Confidential Treatment Requested

Exhibit 8.1 (p)

List of trademarks, patents, patent applications

[   ***   ]Announcement from inventor and patent outline for:[   ***   ]Announcement from inventors:[   ***   ]

************

***Confidential Treatment Requested

PATENT

STATUS

DESCRIPTION

Biofrontera Discovery
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
	[ *** ]	[ *** ]

***Confidential Treatment Requested

Trademarks

No.	Country	Registration No.		Status	Office		Date	Date of submission	Date of register	Description
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]	[ *** ]		[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Exhibit 8.1 (s)

Microbiology

Important devices within the department:

Device(s)	Status (13.04.2005)	Inventory number(s)
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]

Sample generation

Important devices within the department:

Device(s)
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
	[ *** ]	[ *** ]

***Confidential Treatment Requested

Dereplication and structure determination

Important devices within the department:

Device(s)
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
	[ *** ]	[ *** ]
[ *** ]

[ *** ]

[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
	[ *** ]	[ *** ]

***Confidential Treatment Requested

Pure substance generation

Important devices within the department:

Device(s)
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]

Synthese

Important devices within the department:

Device(s)
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]

General infrastructure

Important devices:

Device(s)
[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
	[ *** ]	[ *** ]

***Confidential Treatment Requested

Exhibit 8.1 (v)

Biofrontera Discovery GmbH, Heidelberg

Balance as per 31 December 2004

			2004	2003
		EUR	EUR	EUR

ASSETS

A.	FIXED ASSETS

I.	Immaterial assets

	Software	[ *** ]		[ *** ]

II.	Fixed assets

	Other equipment, factory and office equipment	[ *** ]		[ *** ]
			[ *** ]	[ *** ]
			[ *** ]	[ *** ]

B.	CURRENT ASSETS

I.	Accounts receivable and other assets

1.	Accounts receivable - trade	[ *** ]		[ *** ]
2.	Receivables from affiliated companies	[ *** ]		[ *** ]
3.	Other assets	[ *** ]		[ *** ]
			[ *** ]	[ *** ]

II.	Cash on hand and credit institute balances		[ *** ]	[ *** ]
			[ *** ]	[ *** ]

			[ *** ]	[ *** ]

C.	DEFERRED ITEMS		[ *** ]	[ *** ]

D.	DEFICIT NOT COVERED BY EQUITY		[ *** ]	[ *** ]

			[ *** ]	[ *** ]

***Confidential Treatment Requested

			2004	2003
		EUR	EUR	EUR

EQUITY AND LIABILITIES

A.	EQUITY

I.	Subscribed capital	[ *** ]		[ *** ]

II.	Loss carried forward	[ *** ]		[ *** ]

III.	Net loss for the year	[ *** ]		[ *** ]

IV.	Deficit not covered by equity	[ *** ]	[ *** ]	[ *** ]

			[ *** ]	[ *** ]

B.	PROVISIONS

1.	Other provisions		[ *** ]	[ *** ]

C.	LIABILITIES

1.	Accounts payable - trade	[ *** ]		[ *** ]
of which with a residual term of up to one year:
EUR[ *** ] previous year: [ *** ])
2.	Payables to affiliated companies	[ *** ]		[ *** ]
of which with a residual term of up to one year:
EUR[ *** ] (previous year: EUR[ *** ])
3.	Other liabilities	[ *** ]		[ *** ]
of which with a residual term of up to one year:
EUR[ *** ] previous year: EUR[ *** ])
of which from taxes: EUR[ *** ] (previous year: EUR[ *** ])
of which within the framework of social security:
EUR[ *** ] (previous year: EUR[ *** ])

			[ *** ]	[ *** ]

			[ *** ]	[ *** ]

***Confidential Treatment Requested

Biofrontera Discovery GmbH, Heidelberg

Profit and Loss Account for the 2004 Financial Year

		2004	2003
		EUR	EUR

1.	Sales	[ *** ]	[ *** ]
2.	Other operational expenditure	[ *** ]	[ *** ]
3.	Cost of materials
a) Cost of raw materials and supplies
		[ *** ]	[ *** ]
	b) Cost of purchased services	[ *** ]	[ *** ]
4.	Staff costs
	a) Wages and salaries	[ *** ]	[ *** ]
	b) Social security contributions	[ *** ]	[ *** ]
5.	Depreciation
of intangible assets
	of fixed assets	[ *** ]	[ *** ]
6.	Other operational expenditure	[ *** ]	[ *** ]
7.	Other interest and similar earnings	[ *** ]	[ *** ]
- of which from affiliated companies:
EUR [ *** ] (previous year: EUR[ *** ])
8.	Interest and similar expenditure	[ *** ]	[ *** ]
- of which to affiliated companies:
EUR [ *** ] (previous year: EUR [ *** ])
9.	Result from ordinary activities	[ *** ]	[ *** ]
10.	Other taxes	[ *** ]	[ *** ]
11.	Net loss for the year	[ *** ]	[ *** ]

***Confidential Treatment Requested

Biofrontera Discovery GmbH

P&L

January 2005

[T€]	Actual

Revenue	[ *** ]
Costs	[ *** ]
Personnel	[ *** ]
Material	[ *** ]
Administration	[ *** ]
Depreciation	[ *** ]
External Development	[ *** ]
Total costs	[ *** ]
Operative result	[ *** ]
Other costs	[ *** ]
Stock options	[ *** ]
Financial result	[ *** ]
Other income	[ *** ]
Total other costs	[ *** ]
Result before grants	[ *** ]
Grants	[ *** ]
TIP	[ *** ]
TPW	[ *** ]
Total grants	[ *** ]
Result incl. grants	[ *** ]

***Confidential Treatment Requested

Exhibit 9.4

Itemization of the copies of patents and documents forwarded to you on 03-10-2005:

Folder I :

[   ***   ]

Folder II (Continuation of Folder I)

[   ***   ]

Folder  III

[   ***   ]

Folder IV

[   ***   ]

[   ***   ]

Folder V

[   ***   ]

[   ***   ]

***Confidential Treatment Requested

Sven Höck

From:	Sven Höck (s.hoeck@bifofrontera.com)
Sent:	Wednesday, March 16, 2005 at 8:31 p.m.
To:	Henri Zinsli
Cc:	Hermann Lübbert
Regarding:	Due Diligence

Dear Dr. Zinsli,

Please find enclosed my E-mail that I have planned and promised for a long time:

1.  Insurance

I am forwarding to you a survey of insurance compiled by Aon Jauch & Hübener. It is imperative for Biofrontera AG that insurance be taken out and that Discovery be included as an additional insured party. Since the survey contains information about the entire Biofrontera Group, I would assume that these figures will be dealt with confidentially. (Survey 03. 2005.pdf)

2.  Magazines

Naturally, the magazines belong to the group of contracted supply agreements. As an appendix, I am sending you the corresponding survey (040109 Magazines.xls).

3.  Suppliers

You have asked me for a survey of all suppliers. Please find appended the accounts payable documents in Navision.

I have already sent you the payments due in a fax.

As I mentioned in our telephone conversation, I would be pleased if we could discuss as much as possible before Friday, so that Friday is not devoted to signatures, but to arriving at final agreements. Just as before, we are interested in an extremely speedy turnover for the transaction stipulated in the term sheet.

Yours sincerely,

S. Höck

By procuration Sven Höck

Director of Finances

Biofrontera AG

Hemmelrather Weg 201

51377 Leverkusen

Phone: +49 (214) 87632 – 0

Fax: +49 (214) 87632 – 90

E-mail: S.Hoeck@biofrontera.com

Survey of magazines subscribed to

Discovery
Bio Century Executive Service Package		[ *** ]
Angewandte Chemie		[ *** ]
Journal of Natural Products		[ *** ]
Nature Microbiology
CAS Selects		[ *** ]

D&MD Drug and Market Development Publications		[ *** ]
Science (FH on-line)		[ *** ]
Dt. Apothekerzeitung		[ *** ]
Nature Reviews Microbiology
American Society for Microbiology (11 journals on-line)		[ *** ]
American Chemical Society (several on-line journals)		[ *** ]
Springer Publishing House - Spectrometry		[ *** ]
[ *** ]

Conversion USD/Euro	1.25

***Confidential Treatment Requested

Party	Designation	Signed by party	Signed by Biofrontera
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]		[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]		[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]		[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]			[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Party	Designation	Signed by party	Signed by Biofrontera
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Survey of Due diligence Documentation sent on 03-10-2005

Party	Designation	Comment	Date
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]		[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]		[ *** ]
[ *** ]	[ *** ]		[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]

[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Sven Höck

From:	Anke Zur Mühlen (a.zurmuehlen@biofrontera.com)
Sent:	Thursday, March 10, 2005 at4.54 p.m.
To:	Sven Höck
Regarding:	Due Diligence List

Hello Sven,

Enclosed is the E-mail with links to the published notification. The following documents have been sent to DPI in the following order:

Registration scripts for:

[   ***   ]

Notification from inventor and patent outline for:

[   ***   ]

Notification from inventor:

[   ***   ]

No current correspondence with BioAgency of Driess, Fuhlendorf & Partner has been compiled. As to the mail from Mr. Zinsli regarding the matter of the patents, I have written Herman a short E-mail (see addendum).

----Original message----

From:     Stefan Weber (mailto:s-seber@biofrontera.com)

Sent:       Monday 28 February 2005 11.39 a.m.

To:                          Zinsli, Henri

Cc:                          Freidrich Hansske; Iris Grün-Wollny; Sven Höck; Herman Lübbert;

hzinsli@discoverypartners.com; rpigliucci@discoverypartners.com ;

ckussman@discoverypartners.com ; Regenass, Urs; Anke Zur Mühlen

Re:                          Preliminary Due Diligence List

Below please find those patent documents which are online and public, as application is gone for more than one year.

[   ***   ]

[   ***   ]

[   ***   ]

[   ***   ]

[   ***   ]

***Confidential Treatment Requested

Regards,

Stefan Weber

Chief Financial Office/Executive Board

Biofrontera AG

Hemmelrather Weg 201

D-51377 Leverkusen

Phone: ++49 214 876 3223

Fax: ++49 214 876 3290

E-mail: s.weber@biofrontera.com

Due Diligence Document 02-25-2005

Preliminary annual report Biofrontera Discovery GmbH

Balance Sheet

Profit and Loss Statement

P & L January 2005

Organigram

Overview employees

Annual report 2003 with auditors report

List of assets as of January 31, 2005

Copy of entry of Biofrontera Discovery in the public registry

List of assets as of January 31, 2005

Copy of entity of Biofrontera Discovery in the public registry

List of lease contracts and final payments

Reminder landlord to pay deposit for rent contract, February 14th, 2005

Offer to extend lease contracts that end Feb and March 2005, Commerzleasing January 10, 2005

Letter Comerzleasing abou tht e offer to sell screening robot to Bf Discovery, Feb 22, 2005

Confirmation of Insurance: betriebliche Sachinhaltsversicherung AON 22.12.04

Bienhaltet Feuer, Einbruchdiebstahl inkl. Vandalismus, Leitungswasser

(includes fire, theft inclusive vandalism and water from tubes)

List of patents and patent applications

Order of combinature January 31, 2005

E-mail Dr. Sontag asking for preparation of invoice

Steuerberater Schlör Honoraräanderung

e-mail Fr. ZurMülen wegen Erfindermeldung “Struktur von Substanzen aus den Midroonganismen BP1/1161

Rückstellungsspiegel Biofrontera Discovery zum 31.12.2004

Overview major positions included in ‘other operation expense’ and ‘interst and other expense’

Party	Designation	Agreement begins
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Agreement with Discovery

Title:	Content	Date	Comment
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Party	Description	Date
[ *** ]	[ *** ]	[ *** ]
[ *** ]		[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]

[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]		[ *** ]

[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]		[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]

[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]

***Confidential Treatment Requested

Party	Designation	Date
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]		[ *** ]

[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]		[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]

[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]
[ *** ]	[ *** ]

***Confidential Treatment Requested

Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Address	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Designation	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement starts:	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement ends:				[ *** ]
Extension
Signature of party
Signature for Biofrontera
Possibility for notice of cancellation
Contract commitment Biofrontera
Contract commitment Party
Person responsible at Biofrontera
Person responsible for Party
Contact person Phone/
Member of Steering Committee
Party pays when/what

***Confidential Treatment Requested

Party	[ *** ]	[ *** ]	[ *** ]
Address	[ *** ]	[ *** ]	[ *** ]
Designation	[ *** ]	[ *** ]	[ *** ]
Agreement starts:		[ *** ]	[ *** ]
Agreement ends:
Extension
Signature of party
Signature for Biofrontera
Possibility for notice of cancellation
Contract commitment Biofrontera
Contract commitment Party
Person responsible at Biofrontera
Person responsible for Party
Contact person Phone/
Member of Steering Committee
Party pays when/what

***Confidential Treatment Requested

Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Address	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Designation	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement No Party:
Customer No.				[ *** ]
Contract commitment	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Person responsible at Biofrontera	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Contact person for Party			[ *** ]
Contact person Phone/Hotline			[ *** ]	[ *** ]
Signature for Party	[ *** ]	[ *** ]		[ *** ]
Signature for Biofrontera	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement begins	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement ends	[ *** ]		[ *** ]	[ *** ]
Extension	[ *** ]	[ *** ]		[ *** ]
Extension until when
Possibility for notice of cancellation	[ *** ]	[ *** ]		[ *** ]
Notice until/expires	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Cancelled on/from

Costs/payments
Monthly € without value added tax			[ *** ]
Annually € without value added tax	[ *** ]	[ *** ]		[ *** ]
Payment on	[ *** ]	[ *** ]		[ *** ]

***Confidential Treatment Requested

Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Address	[ *** ]	[ *** ]	[ *** ]
Designation	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement No Party:		[ *** ]	[ *** ]
Customer No.		[ *** ]	[ *** ]
Contract commitment	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Person responsible at Biofrontera	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Contact person for Party
Contact person Phone/Hotline	[ *** ]	[ *** ]	[ *** ]
Signature for Party	[ *** ]			[ *** ]
Signature for Biofrontera	[ *** ]			[ *** ]
Agreement begins	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement ends	[ *** ]			[ *** ]
Extension				[ *** ]
Extension until when
Possibility for notice of cancellation	[ *** ]			[ *** ]
Notice until/expires	[ *** ]			[ *** ]
Cancelled on/from

Costs/payments				[ *** ]
Monthly € without value added tax		[ *** ]	[ *** ]	[ *** ]
Annually € without value added tax	[ *** ]
Payment on	[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Address	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Designation	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement No Party:			[ *** ]	[ *** ]
Customer No.			[ *** ]	[ *** ]
Contract commitment	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Person responsible at Biofrontera	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Contact person for Party
Contact person Phone/Hotline	[ *** ]
Signature for Party		[ *** ]	[ *** ]	[ *** ]
Signature for Biofrontera		[ *** ]	[ *** ]	[ *** ]
Agreement begins	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement ends	[ *** ]		[ *** ]	[ *** ]
Extension		[ *** ]	[ *** ]	[ *** ]
Extension until when
Possibility for notice of cancellation		[ *** ]	[ *** ]	[ *** ]
Notice until/expires		[ *** ]	[ *** ]	[ *** ]
Cancelled on/from

Costs/payments		[ *** ]
Monthly € without value added tax	[ *** ]		[ *** ]	[ *** ]
Annually € without value added tax		[ *** ]
Payment on	[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Address	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Designation	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement No Party:	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Customer No.	[ *** ]	[ *** ]	[ *** ]
Contract commitment	[ *** ]	[ *** ]		[ *** ]
Person responsible at Biofrontera	[ *** ]	[ *** ]		[ *** ]
Contact person for Party
Contact person Phone/Hotline
Signature for Party	[ *** ]	[ *** ]		[ *** ]
Signature for Biofrontera	[ *** ]	[ *** ]		[ *** ]
Agreement begins	[ *** ]	[ *** ]		[ *** ]
Agreement ends	[ *** ]	[ *** ]		[ *** ]
Extension	[ *** ]	[ *** ]		[ *** ]
Extension until when
Possibility for notice of cancellation	[ *** ]	[ *** ]		[ *** ]
Notice until/expires	[ *** ]	[ *** ]		[ *** ]
Cancelled on/from

Costs/payments
Monthly € without value added tax	[ *** ]	[ *** ]		[ *** ]
Annually € without value added tax
Payment on	[ *** ]	[ *** ]		[ *** ]

***Confidential Treatment Requested

Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Address	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Designation	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement No Party:		[ *** ]	[ *** ]
Customer No.			[ *** ]	[ *** ]
Contract commitment	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Person responsible at Biofrontera	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Contact person for Party	[ *** ]	[ *** ]		[ *** ]
Contact person Phone/Hotline	[ *** ]	[ *** ]		[ *** ]
Signature for Party	[ *** ]	[ *** ]
Signature for Biofrontera	[ *** ]	[ *** ]	[ *** ]
Agreement begins	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement ends	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Extension			[ *** ]	[ *** ]
Extension until when
Possibility for notice of cancellation	[ *** ]	[ *** ]		[ *** ]
Notice until/expires				[ *** ]
Cancelled on/from

Costs/payments
Monthly € without value added tax	[ *** ]	[ *** ]		[ *** ]
Annually € without value added tax			[ *** ]
Payment on	[ *** ]	[ *** ]		[ *** ]
[ *** ]

***Confidential Treatment Requested

Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Address	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Designation	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement No Party:	[ *** ]	[ *** ]	[ *** ]
Customer No.
Contract commitment	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Person responsible at Biofrontera	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Contact person for Party
Contact person Phone/Hotline		[ *** ]
Signature for Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Signature for Biofrontera	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement begins	[ *** ]	[ *** ]	[ *** ]
Agreement ends	[ *** ]	[ *** ]
Extension	[ *** ]
Extension until when			[ *** ]
Possibility for notice of cancellation	[ *** ]	[ *** ]
Notice until/expires	[ *** ]	[ *** ]	[ *** ]
Cancelled on/from

Costs/payments	[ *** ]	[ *** ]
Monthly € without value added tax
Annually € without value added tax	[ *** ]	[ *** ]	[ *** ]
Payment on	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Address	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Designation	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement No Party:	[ *** ]			[ *** ]
Customer No.
Contract commitment	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Person responsible at Biofrontera	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Contact person for Party	[ *** ]			[ *** ]
Contact person Phone/Hotline	[ *** ]			[ *** ]
Signature for Party		[ *** ]
Signature for Biofrontera	[ *** ]	[ *** ]
Agreement begins	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement ends	[ *** ]			[ *** ]
Extension	[ *** ]
Extension until when
Possibility for notice of cancellation	[ *** ]			[ *** ]
Notice until/expires	[ *** ]
Cancelled on/from		[ *** ]

Costs/payments			[ *** ]
Monthly € without value added tax				[ *** ]
Annually € without value added tax	[ *** ]
Payment on	[ *** ]		[ *** ]	[ *** ]

***Confidential Treatment Requested

Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Address	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Designation	[ *** ]	[ *** ]	[ *** ]
Agreement No Party:			[ *** ]
Customer No.			[ *** ]	[ *** ]
Contract commitment	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Person responsible at Biofrontera	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Contact person for Party		[ *** ]	[ *** ]	[ *** ]
Contact person Phone/Hotline	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Signature for Party	[ *** ]		[ *** ]
Signature for Biofrontera	[ *** ]		[ *** ]	[ *** ]
Agreement begins	[ *** ]		[ *** ]	[ *** ]
Agreement ends	[ *** ]		[ *** ]	[ *** ]
Extension	[ *** ]		[ *** ]	[ *** ]
Extension until when
Possibility for notice of cancellation	[ *** ]		[ *** ]	[ *** ]
Notice until/expires	[ *** ]		[ *** ]	[ *** ]
Cancelled on/from			[ *** ]

Costs/payments
Monthly € without value added tax		[ *** ]	[ *** ]
Annually € without value added tax	[ *** ]	[ *** ]		[ *** ]
Payment on	[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Address	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Designation	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement No Party:	[ *** ]	[ *** ]
Customer No.
Contract commitment	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Person responsible at Biofrontera	[ *** ]	[ *** ]		[ *** ]
Contact person for Party				[ *** ]
Contact person Phone/Hotline	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Signature for Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Signature for Biofrontera	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement begins	[ *** ]	[ *** ]		[ *** ]
Agreement ends	[ *** ]	[ *** ]	[ *** ]
Extension	[ *** ]	[ *** ]	[ *** ]
Extension until when
Possibility for notice of cancellation	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Notice until/expires	[ *** ]	[ *** ]	[ *** ]
Cancelled on/from

Costs/payments	[ *** ]
Monthly € without value added tax	[ *** ]	[ *** ]
Annually € without value added tax			[ *** ]	[ *** ]
Payment on	[ *** ]	[ *** ]	[ *** ]	[ *** ]

***Confidential Treatment Requested

Party	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Address	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Designation	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Agreement No Party:	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Customer No.
Contract commitment	[ *** ]	[ *** ]	[ *** ]	[ *** ]
Person responsible at Biofrontera		[ *** ]	[ *** ]	[ *** ]
Contact person for Party		[ *** ]	[ *** ]
Contact person Phone/Hotline		[ *** ]	[ *** ]	[ *** ]
Signature for Party		[ *** ]	[ *** ]
Signature for Biofrontera		[ *** ]	[ *** ]
Agreement begins	[ *** ]	[ *** ]	[ *** ]
Agreement ends	[ *** ]
Extension
Extension until when
Possibility for notice of cancellation
Notice until/expires
Cancelled on/from

Costs/payments
Monthly € without value added tax	[ *** ]			[ *** ]
Annually € without value added tax		[ *** ]	[ *** ]
Payment on

***Confidential Treatment Requested